Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Deborah K. Keeley, the Chief Financial Officer (Principal Financial Officer) of Harvest Health & Recreation Inc. (the “Company”), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the Form 10-K of the Company for the year ended December 31, 2020 as filed with the Securities and Exchange Commission on the date hereof (the “Form 10-K”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Form 10-K of the Company for the year ended December 31, 2020 fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 30, 2021

/s/ Deborah K. Keeley

Deborah K. Keeley

Chief Financial Officer

(Principal Financial Officer)

“This certification accompanies the Form 10-K to which it relates, is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference into any filing of Harvest Health & Recreation Inc. under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.”